UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2003

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BANCTRUST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	0-15423 (Commission File Number)	63-0909434 (I.R.S. Employer Identification No.)

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100 Saint Joseph Street

Mobile, Alabama 36602

(Address, including zip code, of registrant's principal executive office)

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(251) 431-7800

(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On December 30, 2003, CommerceSouth, Inc. ("CommerceSouth") and BancTrust Financial Group, Inc. ("BancTrust") completed the merger of CommerceSouth with and into BancTrust, pursuant to an Agreement and Plan of Merger by and between BancTrust and CommerceSouth dated as of July 23, 2003, as amended by First Amendment to Agreement and Plan of Merger dated September 29, 2003 (as amended, the "Merger Agreement"). On December 19, 2003, the shareholders of BancTrust and CommerceSouth, respectively, approved the Merger Agreement. The issuance of BancTrust common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to BancTrust's Registration Statement on Form S-4 (Registration No. 333-108295), filed with the Securities and Exchange Commission.

BancTrust will pay CommerceSouth shareholders $12.75 in cash plus .8015 shares of BancTrust common stock for each share of CommerceSouth common stock, except for four individuals who held options to purchase CommerceSouth common stock under CommerceSouth's 1994 Stock Option Plan, which four individuals will receive $25.50 in cash for each share of CommerceSouth common stock resulting from the exercise of their options under that plan. BancTrust is financing the cash portion of the merger consideration paid to CommerceSouth shareholders, which totals $38,422,271, through the issuance of $18,000,000 of trust preferred securities, a loan of $10,000,000 from SunTrust Bank, and from internally generated funds.

James R. Balkcom, Jr., Robert M. Dixon, Greg Faison, James A. Faulkner and Dennis A. Wallace, directors of CommerceSouth, will become directors of BancTrust following the merger, and Pete Knowles, CommerceSouth's Chief Operating Officer, will be appointed chief executive officer of the CommerceSouth Banks in Alabama and Florida.

BancTrust is now expected to be Alabama's eighth largest publicly traded bank holding company, with thirty-six locations in Alabama and Florida and over $1 billion in assets. It is now the parent company of BankTrust in Mobile, Baldwin and Escambia counties, The Monroe County Bank, The Commercial Bank of Demopolis, Sweetwater State Bank, BankTrust of Florida, CommerceSouth Bank Alabama, CommerceSouth Bank Florida and South Alabama Trust Company, Inc.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of business acquired.

The financial statements of CommerceSouth (the business acquired) were previously filed as part of, or were incorporated by reference into, BancTrust's Registration Statement on Form S-4, as amended (File No. 333-108295).

(b) Pro forma financial information.

The relevant pro forma financial information was previously filed as part of BancTrust's Registration Statement on Form S-4, as amended (File No. 333-108295).

(c) Exhibits.

2.1 Agreement and Plan of Merger by and between BancTrust and CommerceSouth dated as of July 23, 2003, as amended by First Amendment to Agreement and Plan of Merger dated September 29, 2003 (incorporated herein by reference to BancTrust's Registration Statement on Form S-4, as amended (File No. 333-108295)).

99.1 Press Release dated December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
(Registrant)

Dated: January 9, 2004	By:/s/W. Bibb Lamar, Jr.
W. Bibb Lamar, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

SEC Assigned Exhibit No.	Description of Exhibit	Page No.

99.1	Press Release dated December 31, 2003